ESSEX PROPERTY TRUST, INC

1,500,000 Shares

Common Stock
($0.0001 par value per Share)

Underwriting Agreement

Underwriting Agreement

May 3, 2007
UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

                Essex Property Trust, Inc., a Maryland corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representative, an aggregate of 1,500,000 shares (the “Firm Shares”) of common stock, $0.0001 par value per share (the “Common Stock”), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 225,000 shares of Common Stock (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below.

                The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form “S-3” (File No. 333-141726) under the Act (the “registration statement”), including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Such registration statement has become effective under the Act.

                Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

                The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more basic prospectus, and the documents incorporated by reference therein, relating to the Shares. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus on file with the Commission when marketing efforts began and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).

                Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.

                Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

                “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

                “Disclosure Package,” as used herein, means any Basic Prospectus, in either case together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

                Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

                The Company and the Underwriters agree as follows:

                1.  Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof”, in each case at a purchase price of $127.97 per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. The Over-Allotment Option may be exercised by UBS Securities LLC (“UBS”) on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus Supplement, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as UBS may determine to eliminate fractional shares), subject to adjustment in accordance with Section 8 hereof.

                2.  Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on May 9, 2007 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

                Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

                Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Baker & McKenzie LLP, at Two Embarcadero Center, 11th Floor, San Francisco, California, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

        3.      Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

                    (a)      the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than
                10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

                    (b)      the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Act); the Company has not received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the automatic shelf registration statement form; as of the determination date applicable to the Registration Statement (and any amendment thereof) and the offering contemplated hereby, the Company is a
                “well-known seasoned issuer” as defined in Rule 405 under the Act; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); the
                Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Basic Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the time of purchase did or will any Basic
                Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the
                Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the
                Act or any similar rule) in connection with any sale of Shares did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing
                Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
                provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the
                Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Basic Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (c)      prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any
                “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the
                Shares, in each case other than the Basic Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act;
                assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such
                Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any
                Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and
                (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the
                Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in
                Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company;

                    (d)      the Company (i) has a class of securities registered pursuant to section 12(b) of the Act and is required to file reports pursuant to section 15(d)
                of the Exchange Act; (ii) has been subject to the requirements of section 12 or 15(d) of the Exchange Act and has filed all the material required to be filed pursuant to sections 13, 14, or 15(d) for a period of at least thirty-six calendar months immediately preceding the filing of the registration statement; (iii)
                has filed in a timely manner all reports required to be filed pursuant to sections 13, 14, or 15(d) of the Exchange Act during the twelve calendar months and any portion of a month immediately preceding the filing of the registration statement and, if the registrant has used (during the twelve calendar months and any portion of a month immediately preceding the filing of the registration statement) Rule 12b-25(b) under the Act with respect to a report or a portion of a report, that report or portion thereof has actually been filed within the time period prescribed by said rule; (iv) neither the Company nor any of its consolidated subsidiaries have, since the end of the last fiscal year for which certified financial statements of the registrant and its consolidated subsidiaries were included in a report filed pursuant to section 13(a) or 15(d) of the Exchange act: (x) failed to pay any dividend or sinking fund installment on preferred stock; or (y) defaulted (A) on any installment or installments on indebtedness for borrowed money, or (B) on any rental on one or more long term leases, which defaults in the aggregate are material to the financial position of the registrant and its consolidated and unconsolidated subsidiaries, taken as a whole; and (v) the aggregate market value (computed by use of the price at which the
                Company’s Common Stock was last sold, or the average of the bid and asked prices of such stock, as of a date within 60 days prior to the date of filing of the registration statement) of the voting stock held by non-affiliates of the Company is $150 million or more;

                    (e)      the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, has its principal business operations in the United States, is in good standing with the State Department of Assessments and Taxation of Maryland and
                has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the
                Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein; Essex Portfolio, L.P. a California limited partnership (the “Operating Partnership”), is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its organization with the power to own, lease and operate its properties and conduct its business in all material respects as described under the headings “Item 1 Business” and “Item 2 Properties” in the Operating Partnership’s
                Annual Report on Form 10-K for the year ended December 31, 2006; the Company and each of its subsidiaries (as defined under the Act, collectively, the “Subsidiaries”) is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions (other than the State of
                California) where the failure to so qualify or to be in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of Common Stock from the NYSE
                (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”). All of the issued and outstanding capital stock or partnership interests of each of the Company’s
                Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable, has been issued in compliance with federal and state securities laws, and, except as described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing
                Prospectuses, is owned, directly or indirectly, by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.
                None of such outstanding capital stock or partnership interests was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the respective issuing entity. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and other than (i) those subsidiaries not required to be listed on Exhibit 21.1 by Item 601 of Regulation S-K under the
                Exchange Act and (ii) those subsidiaries formed since December 31, 2006 and listed on Schedule C hereto.

                    (f)      as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration
                Statement, the Basic Prospectuses and the Prospectus entitled “Capitalization” and “Description of Capital Stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Basic
                Prospectuses and the Prospectus entitled “Capitalization” and “Description of Capital Stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Basic Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), each Basic Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws and the certificates for the
                Shares are in due and proper form. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company; there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its Subsidiaries other than those accurately described in all material respects in the Registration Statement, the
                Basic Prospectuses and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Basic Prospectuses and the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange (the “NYSE”); all of the issued and outstanding partnership interests of the Operating Partnership have been duly authorized and issued in accordance with the partnership agreement;

                    (g)      this Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles;

                    (h)      the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof, except for the limitations described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted
                Free Writing Prospectuses, pursuant to the Company’s charter or bylaws; the rights (the “Rights”), if any, evidenced by the Shares to the extent provided in the Rights Agreement dated as of November 11, 1998, as amended as of December 13, 2000 and February 28, 2002 (the “Rights Agreement”),
                between the Company and BankBoston N.A. as rights agent, have been duly authorized and when issued in accordance with the terms thereof will be validly issued;

                    (i)      neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the
                Company or any of its Subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Effect. The Company’s execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby and thereby and by the Registration Statement, the Basic Prospectus, the Prospectus or any
                Permitted Free Writing Prospectus, if any, (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Effect and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby and thereby and by the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if any, except such as have been obtained or made by the Company and are in full force and effect under the Act, and applicable state securities or blue sky laws.

                    (j)      except as expressly set forth in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if
                any, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the sale of the Shares as contemplated hereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated hereby;

                    (k)      except as otherwise disclosed in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if
                any, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could have a reasonable possibility of resulting in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its
                Subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its Subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other Subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its Subsidiaries of any class of capital stock;

                    (l)       KPMG LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) for the years ended December 31, 2004, 2005 and 2006 and Schedule III included or incorporated by reference in the Prospectus, are independent registered public or certified public accountants as required by the Securities Act and the Exchange Act, and by the rules of the Public
                Company Accounting Oversight Board.

                    (m)      the financial statements included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the
                Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of the
                Company and its Subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Schedule III included or incorporated by reference in the Registration Statement, the Basic Prospectus and the Prospectus presents fairly the information required to be stated therein. Such financial statements and schedule have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Basic
                Prospectus and the Prospectus. The financial data set forth or incorporated by reference in the Registration Statement, the Basic Prospectus, the
                Prospectus or any Permitted Free Writing Prospectus, if any, including under the caption “Selected Financial Data,” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained, incorporated or deemed to be incorporated in the Registration Statement, the Basic Prospectus and the Prospectus. The
                ratios of earnings to fixed charges set forth in Exhibit 12.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 have been calculated in compliance with Item 503(d) of Regulation S-K under the Act.

                    (n)      the Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if any; except as disclosed in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if any, neither the Company nor any of its Subsidiaries is, together with its “related parties,” the “primary beneficiary” of any “variable interest entity” (as such terms are used in
                Financial Accounting Standards Board Interpretation No. 46); and all disclosures contained in the Registration Statement, the Basic Prospectus, the
                Prospectus or any Permitted Free Writing Prospectus, if any, including the documents incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the “Exchange Act” and Item
                10 of the Regulation S-K under the Act, to the extent applicable;

                    (o)      there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its Subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the
                Company or any of its Subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would result in a Material Adverse Change or would prevent or materially interfere with consummation of the transactions contemplated hereby;

                    (p)  the Company and each Subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, other than those the failure to possess or own would not result in a Material Adverse Effect, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change;

                    (q)      except as disclosed in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectuses, the
                Company and each of its Subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 3(m) above (or elsewhere in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing
                Prospectus, if any), in each case free and clear of any security interests,

                mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary;

                    (r)      the Company and its Subsidiaries have filed all necessary federal, state and foreign income, property and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 3(m) above in respect of all federal, state and foreign income, property and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined;

                    (s)      commencing with the Company’s taxable year beginning January 1, 1994, the Company has been organized and has operated in conformity with the requirements for qualification as a “real estate investment trust,” and its organization and proposed method of operation will enable it to meet the requirements for the qualification and taxation as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended (the
                “Code”);

                    (t)      the Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment
                Company Act”). The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if any, will not be an
                “investment company” within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act;

                    (u)      except as otherwise described in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if
                any, each of the Company and its Subsidiaries are insured by insurers of recognized financial responsibility with policies in such amounts and with such deductibles and covering such risks as are generally deemed prudent and customary for the business for which it is engaged including, but not limited to, policies covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that

                would not result in a Material Adverse Change;

                    (v)      the Company has not taken and will not take, directly or indirectly, any action designed to or that might be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                    (w)      all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions (including, without limitation, transactions related to, and the existence of, “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), contracts, licenses, agreements, properties, leases or documents of a character required to be described in the Registration Statement, the Basic Prospectus, the
                Prospectus or any Permitted Free Writing Prospectus, if any, or any Incorporated Document or to be filed as an exhibit to any Incorporated Document have been so described or filed as required;

                    (x)      neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any
                Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement, the Basic Prospectus or the Prospectus;

                    (y)      on or before the time of purchase, the Company shall have obtained for the benefit of the Underwriters the agreement (a “Lock-Up
                Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Act);

                    (z)      neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice; except as disclosed in the Registration Statement, the
                Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if any, and except for matters which would not, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to either
                Issuer’s knowledge after due inquiry, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge after due inquiry, threatened against the Company or any of its Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of its Subsidiaries, and (ii) to the Company’s
                knowledge after due inquiry, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of its
                Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of its Subsidiaries;

                    (aa)      neither the Company nor any of its Subsidiaries has sustained since the date of the last audited financial statements incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if any, any material loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

                    (bb)      neither the Company nor any of its Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, the Basic Prospectus, the Prospectus, any Permitted Free Writing
                Prospectus, if any, or any Incorporated Document, or filed as an exhibit to any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any subsidiary or, to the Company’s knowledge after due inquiry, any other party to any such contract or agreement, except, in each case, for any such terminations or non-renewals that would not, individually or in the aggregate, result in a Material Adverse
                Change;

                    (cc)      the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i)
                transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                    (dd)      the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and
                15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange
                Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit
                Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) all fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material

                weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the
                Commission, and the statements contained in any such certification are complete and correct; the Company, its Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder;

                    (ee)      the Company has provided you true, correct and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any of its Subsidiaries to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and on or after July 30, 2002, the Company has not, directly or indirectly, including through any of its Subsidiaries: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company;
                or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the
                Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

                    (ff)      all statistical or market-related data included in the Registration Statement, the Basic Prospectus, the Prospectus, any Permitted Free Writing
                Prospectus, if any, or any Incorporated Document are based on or derived from sources that the Company believes to be reliable and accurate, and the
                Company has obtained the written consent to the use of such data from such sources to the extent required;

                      (gg)      except as otherwise disclosed in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus,
                if any, and except as would not have a Material Adverse Effect: (i) all properties and assets described in the Registration Statement, the Basic
                Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if any, are owned with good and marketable title by the Company, its Subsidiaries and/or a joint venture or partnership in which any such party is a participant (a “Related Entity”); (ii) all of the leases under which any of the Company, its Subsidiaries or, to the knowledge of the Company, Related Entities holds or uses real properties or assets as a lessee are in full force and effect, and neither the Company, nor any of its Subsidiaries or, to the knowledge of the Company, Related Entities is in material default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone adverse to any such party’s rights as lessee under any of such leases, or affecting or questioning any such party’s right to the continued possession or use of the leased property or assets under any such leases;
                (iii) all liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets of any of the Company, its Subsidiaries or Related
                Entities which are required to be disclosed in the Registration Statement, the Basic Prospectus or the Prospectus are disclosed therein; (iv) neither the
                Company, nor any of its Subsidiaries or, to the

                knowledge of the Company, Related Entities nor any lessee of any portion of any such party’s properties is in default under any of the leases pursuant to which any of the Company, its Subsidiaries or, to the knowledge of the Company, Related Entities leases its properties and no event has occurred or condition exists which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (v) no tenant under any of the leases pursuant to which any of the Company, or its Subsidiaries or, to the knowledge of the Company, Related Entities leases its properties has an option or right of first refusal to purchase the premises demised under such lease; (vi) each of the properties of any of the Company or its Subsidiaries or, to the knowledge of the Company, Related Entities complies with all applicable codes and zoning laws and regulations; and (vii)
                neither the Company nor any of its Subsidiaries has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the properties of any of the Company, or its
                Subsidiaries or Related Entities;

                   (hh)      title insurance in favor of the mortgagee or the Company, its Subsidiaries and/or their Related Entities is maintained with respect to each property owned by any such entity in an amount at least equal to (a) the cost of acquisition of such property or (b) the cost of construction of such property (measured at the time of such construction), except, in each case, where the failure to maintain such title insurance would not have a Material
                Adverse Change;

                    (ii)      the mortgages and deeds of trust encumbering the properties and assets described in the Registration Statement, the Basic Prospectus, the
                Prospectus or any Permitted Free Writing Prospectus, if any, are not convertible nor does the Company, or its Subsidiaries hold a participating interest therein;

                    (jj)      each of the partnership and joint venture agreements to which the Company or any of its Subsidiaries is a party, and which relates to real property described in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if any, has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought, and the execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter or bylaws of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court order or decree, except for such breaches or defaults that would not result in a Material Adverse Change;

                    (kk)      except as otherwise described in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus,
                if any, the

                Company has no knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials
                (collectively, “Hazardous Materials”) on any of the properties owned by the Company, any of its Subsidiaries or the Related Entities, or (b) any unlawful spills, releases, discharges or disposal, of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties which presence or occurrence would have a Material Adverse Effect or otherwise require disclosure in the Registration Statement, the Basic Prospectus or the Prospectus; and in connection with the construction on or operation and use of the properties owned by the Company, its Subsidiaries and Related Entities, each of the Company, and its Subsidiaries represents that, at the time of purchase and any additional time of purchase, it has no knowledge of any material failure to comply with any applicable foreign, local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

                    (ll)      except as otherwise described in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if
                any, and except as would not, individually or in the aggregate, result in a Material Adverse Effect or otherwise require disclosure in the Registration
                Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if any, (i) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively,
                “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its Subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its Subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its Subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Company’s knowledge, threatened against the Company or any of its Subsidiaries or any person or entity whose

                liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law; and (iii)
                to the best of the Company’s knowledge, there are no activities, circumstances, conditions or events that reasonably could result in a material violation of any Environmental Law;

                    (mm)      the description set forth under the caption “Environmental Matters” in Part 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 accurately describes the Company’s investigation of the compliance of its properties with Environmental Laws. On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change or otherwise require disclosure in the Registration Statement, the Basic Prospectus,
                the Prospectus or any Permitted Free Writing Prospectus, if any;

                    (nn)      except pursuant to this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement;

                    (oo)      the Company has not been advised, and has no reason to believe, that it and each of its Subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change;

                    (pp)      no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the
                Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus, if any; and

                    (qq)      the Company is in material compliance with the rules of the NYSE, including, without limitation, the requirements for continued listing of the
                Common Stock on the NYSE, and there are no actions, suits or proceedings pending, threatened or, to the Company’s knowledge, contemplated, and the Company has not received any notice from the NYSE, regarding the revocation of such listing or otherwise regarding the delisting of shares of
                Common Stock from the NYSE.

                    In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                4.      Certain Covenants of the Company. The Company hereby agrees:

                            (a)      to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                            (b)      to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the
                Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the
                Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may
                be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;

                            (c)      if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration
                Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

                            (d)      if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with
                Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission or the Registration
                Statement shall cease to be an “automatic shelf registration statement” (as defined in Rule 405 under the Act) or the Company shall have received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-
                effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

                            (e)      if the third anniversary of the initial effective date of the Registration Statement (within the meaning of Rule 415(a)(5) under the Act) shall occur at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, to file with the Commission, prior to such third anniversary, a new registration statement under the Act relating to the Shares, which new registration statement shall comply with the requirements of the Act (including, without limitation, Rule 415(a)(6) under the Act) and shall be in a form satisfactory to you; such new registration statement shall constitute an “automatic shelf registration statement” (as defined in Rule 405 under the Act); provided, however, that if the Company is not then eligible to file an “automatic shelf registration statement” (as defined in Rule 405 under the Act), then such new registration statement need not constitute an “automatic shelf registration statement” (as defined in Rule 405 under the Act), but the Company shall use its best efforts to cause such new registration statement to become effective under the Act as soon as practicable, but in any event within 180 days after such third anniversary and promptly notify you of such effectiveness; the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement, if any;

                            (f)      if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with
                Rule 172 under the Act or any similar rule) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the
                Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) to advise you promptly of any proposal to amend or supplement the Registration Statement, any Basic Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

                            (g)      subject to Section 4(f) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to
                Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;

                            (h)      to pay the fees applicable to the Registration Statement in connection with the offering of the Shares within the time required by Rule 456
                (b)(1)(i) under the Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Act) and in compliance with Rule 456(b) and Rule 457(r) under the
                Act;

                            (i)      to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(f) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

                            (j)      to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in
                Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than May 10,
                2008;

                            (k)      to furnish to you two copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

                            (l)      to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(c) hereof;

                            (m)      to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of proceeds” in the Prospectus
                Supplement;

                            (n)      to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic
                Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the
                Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law
                (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the National Association of Securities Dealers, Inc. (the “NASD”), including the legal fees and filing fees and other disbursements of counsel to the
                Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company’s other obligations hereunder;

                            (o)      to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

                            (p)      beginning on the date hereof and ending on, and including, the date that is 60 days after the date of the Prospectus Supplement (the
                “Lock-Up Period”), without the

                prior written consent of UBS, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Basic Prospectus and the Prospectus, (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement
                (excluding the exhibits thereto), each Basic Prospectus and the Prospectus, (D) the issuance of Series Z-1 Incentive Units, which are not exchangeable into Common Stock during the Lock-Up Period; (E) shares of Common Stock issuable upon the exchange of partnership units in the Operating
                Partnership outstanding as of date of this Agreement; and (F) the issuance of partnership units in the Operating Partnership or in other partnerships and such units are exchangeable for shares of Common Stock so long as the units are issued to acquire additional real property and the units may not be exchanged for shares of Common Stock before the expiration of the Lock-Up Period;

                            (q)      except with respect to the Company’s previously announced upcoming earnings release and earnings conference call, prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Shares, without your prior consent;

                            (r)      not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares by means of any
                “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the
                Shares, in each case other than the Prospectus;

                            (s)      not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                            (t)      to use its best efforts to cause the Shares to be listed on the NYSE and to maintain the listing of the Common Stock, including the Shares, on the NYSE; and

                            (u)      to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

                5.      Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(n) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

                6.      Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                            (a)      The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Baker &
                McKenzie, LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit B hereto.
                As to all matters of Maryland law, Baker & McKenzie LLP may rely without independent verification upon an opinion of Venable LLP; provided a copy of the opinion is furnished to the Underwriter and Baker & McKenzie LLP states that the Underwriter and such counsel are justified in relying upon such opinion.

                            (b)      The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Jordan Ritter,
                General Counsel of the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit C hereto.

                            (c)      You shall have received from KPMG LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the
                Underwriters) in the forms satisfactory to UBS, which

                letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Basic Prospectuses, the Prospectus
                and the Permitted Free Writing Prospectuses, if any.

                            (d)      You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Davis Polk &
                Wardwell, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.

                            (e)      No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.

                            (f)      The Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to
                Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

                            (g)      Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration
                Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Basic Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                            (h)      The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief
                Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit D hereto.

                            (i)      You shall have received each of the signed Lock-Up Agreements referred to in Section 3(y) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

                            (j)      The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted
                Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

                            (k)      The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

                            (l)      The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

                7.      Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this
Agreement.

                            The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Basic Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of UBS, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Basic Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of UBS, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Basic Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

                            If UBS elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

                            If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(n), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

                8.      Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

                            Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

                            If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

                            The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

                            If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                9.      Indemnity and Contribution.

                            (a)      The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the
                Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such
                Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section
                9 being deemed to include Basic Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any
                Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such
                Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such
                Prospectus or Permitted

                Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

                            (b)      Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the
                Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration
                Statement or was necessary to make such information not misleading.

                            (c)      If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this
                Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such
                Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such
                Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any
                Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such
                Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

                            (d)      If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the
                Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages,

                expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

                            (e)      The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The
                Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

                            (f)      The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of
                Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the
                Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Basic Prospectus, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

                10.      Information Furnished by the Underwriters. The statements set forth set forth in the “Over-Allotment Option” and “Price Stabilization, Short Positions” paragraphs under the caption “Underwriting” in the Prospectus Supplement, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.

                11.      Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 925

East Meadow Drive, Palo Alto, CA 94303, Attention: Michael J. Dance.

                12.      Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                13.      Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its equity holders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

                14.      Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

                15.      No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

                16.      Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

                17.      Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

                18.      Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

                If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

                                                                                                                                                        Very truly yours,

                                                                                                                                                        Essex Property Trust, Inc.

                                                                                                                                                        By: /s/ Michael T. Dance
                                                                                                                                                        Name: Michael T. Dance
                                                                                                                                                        Title: Executive Vice President and Chief Financial Officer

Accepted and agreed to as of the date first above written, on behalf of itself and the other several Underwriters named in Schedule A

UBS Securities LLC

By: /s/ Anthony Rokovich
Name: Anthony Rokovich
Title: Executive Director

By: /s/ Roland du-Luart
Name: Roland du-Luart
Title: Associate Director

SCHEDULE A

Underwriter	Number of Firm Shares
UBS SECURITIES LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000

Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000

SCHEDULE B

Permitted Free Writing Prospectuses

None.

SCHEDULE C

Subsidiaries formed since December 31, 2006

1. Essex Hillsdale Garden Apartments, L.P.

2. Essex Camino Ruiz Apartments, L.P.

3. Essex Harvest Park Apartments, L.P.

4. Essex Cardiff Apartments, L.P.

5. Essex Canyon Oaks Apartments, L.P.

6. Essex Coldwater Canyon Apartments, L.P.

7. Essex HGA, LLC

8. Essex CRA, LLC

9. Essex HPA, LLC

10. Essex Cardiff, LLC

11. Essex Canyon Oaks, LLC

12. Essex Coldwater Canyon, LLC

13. Pacific Western Insurance Company, Inc.

EXHIBIT A

Lock-Up Agreement

                                                                                                                                                                                                                                    ___________ ___, 2007

UBS Securities LLC
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

                This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Essex Property Trust, Inc., a Maryland corporation (the “Company”), and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”).

                In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 60 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement[, (b) the sale of up to 2,500 shares of Common Stock or (c)]1  Applies to Messrs. Smith and Millichap only[or (b)] dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

                In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

                The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

* * *

1  Applies to Messrs. Smith and Millichap only

                If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

                                                                                                                  Yours very truly,

                                                                                                                   Name:

EXHIBIT B

OPINION OF BAKER & McKENZIE LLP

[date]

UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

[Entry language to come from company counsel]

1.
The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland. The Company has the corporate power to own, lease and operate its properties and conduct its business in all material respects as described under the headings “Item 1 Business” and “Item 2 Properties” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. Essex Portfolio, L.P. a California limited partnership (the “Operating Partnership”), is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its organization with the power to own, lease and operate its properties and conduct its business in all material respects as described under the headings “Item 1 Business” and “Item 2 Properties” in the Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2006.

2.
To our knowledge, each of the Company and the Operating Partnership, as to which the Company is the general partner, is duly qualified or registered to transact business in each jurisdiction set forth on Schedule 1 hereto in which the failure, individually or in the aggregate, to be so qualified could reasonably be expected to result in a Material Adverse Change. To our knowledge, other than the Company’s interests in the Subsidiaries set forth in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and Subsidiaries formed since December 31, 2006, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any limited liability company, partnership, joint venture or other association.

3.
As of December 31, 2006, the authorized capitalization of the Company was as set forth under the caption “Description of Capital Stock—General” in the Basic Prospectus. The Common Stock, the Company’s 7.815% Series F Cumulative Redeemable Preferred Stock, par value $0.0001 per share, and the Company’s 4.485% Series G Cumulative Convertible Preferred Stock, par value $0.0001 per share, conform as to legal matters in all material respects to the descriptions thereof contained in the Basic Prospectus under the caption “Description of Capital Stock.”

4.
The execution, delivery and performance of the Underwriting Agreement by the Company and the transactions contemplated thereby do not conflict with, or result in any breach of, or constitute a default under (nor constitute an event that with notice, lapse of time or both would constitute a breach of or default under), (i) the charter or bylaws of the Company, (ii) any of the agreements listed as Exhibits 10.1 through 10.37 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or (iii) to our knowledge, any Applicable Law or any decree, judgment or order applicable to the Company (other than state and foreign securities or blue sky laws, as to which we express no opinion), except in the case of clauses (ii) and (iii) for such conflicts, breaches or defaults, which individually or in the aggregate could not be reasonably expected to have a Material Adverse Change.

5.
The Company has the corporate power to execute and deliver the Agreement and to issue, sell and deliver the Shares as contemplated in this Agreement. This Agreement has been duly authorized, executed and, so far as is known to us, delivered by the Company.

6.
No approval, authorization, consent or order of, or filing with, any federal or state governmental or regulatory commission, board, body, authority or agency is required under Applicable Law in connection with the execution, delivery and performance of the Underwriting Agreement, or the consummation of the transactions contemplated thereby, by the Company, other than such as have been obtained or made under the Act or the Securities Exchange Act of 1934, as amended; provided, however, that we do not express any opinion as to any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by Underwriter or any approval of the underwriting terms and arrangements relating to the offering of the Shares by the NASD.

7.
The Shares, when issued and delivered by the Company pursuant to the resolutions of the Company’s Board of Directors approving such issuance and the Underwriting Agreement and against payment of the consideration set forth therein, will be duly authorized, validly issued, fully paid and nonassessable.

8.
The issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of the Maryland General Corporation Law, under the charter or bylaws of the Company or under any agreement known to us to which the Company is a party.

9.
To our knowledge, except as otherwise described in the Registration Statement, the Disclosure Package, the Prospectus, the documents incorporated therein by reference or the exhibits filed in connection therewith, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement.

10.
At the time the Registration Statement became effective and as of the date of the Underwriting Agreement, the Registration Statement and, as of the date of the Underwriting Agreement and the Time of Purchase, the Prospectus (in each case, other than the financial statements, financial schedules and other financial and statistical data included or incorporated by reference in, or excluded from, the Registration Statement and the Prospectus, as to which we express no opinion) complied as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder.

11.
To our knowledge, there are no actions, suits or proceedings or inquiries or investigations, pending or threatened, against the Company or any of its officers and directors or to which the Company’s assets (excluding the Company’s direct or indirect interests in the Subsidiaries) are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency that are required to be described in the Prospectus or the documents incorporated therein by reference but are not so described.

12.
The Company is not an “investment company” required to register under the Investment Company Act of 1940, as amended, (the “1940 Act”) or a company “controlled” by an “investment company” within the meaning of the 1940 Act.

13.
Commencing with its taxable year ended December 31, 1994 through its taxable year ended December 31, 2006, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its organization and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT; and

14.
The statements contained in the Basic Prospectus under the caption “Certain Material Federal Income Tax Considerations” insofar as such statements constitute matters of law, summaries of legal matters, or legal conclusions, have been reviewed by us and fairly present and summarize, in all material respects, the matters referred to therein.

                The Registration Statement became effective under the Securities Act on March 30, 2007 and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission.

                In addition, we have reviewed the Registration Statement, the Basic Prospectus, the Prospectus and the Disclosure Package and have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Basic Prospectus, the Prospectus and the Disclosure Package (as defined below) were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Basic Prospectus, the Prospectus and the Disclosure Package (as defined below) (except as and to the extent stated in subparagraphs 12 and 15 above), on the basis of the foregoing, nothing has come to our attention that causes us to believe that (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (as defined below), as of the Applicable Time (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of the date of the Prospectus Supplement, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no with respect to the financial statements and schedules, and other financial data derived therefrom, included in the Registration Statement, the Disclosure Package or the Prospectus). As used herein, (A) “Disclosure Package” means the Basic Prospectus together with the Pricing Information, (B) “Applicable Time” means [___] [“A.M.” / “P.M.”], New York City time, on [May 3, 2007], and (C) “Pricing Information” means (i) the number of Shares offered for sale pursuant to the Prospectus and (ii) the public offering price per Share, in the case of each of clause (C)(i) and clause (C)(ii), as reflected on the cover page of the Prospectus Supplement.

                The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of a disclosure document are such, however, that we do not assume any responsibility, except as otherwise stated in opinion 12 and 15 above, for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or Prospectus or any amendments or supplements thereto (including any of the documents incorporated by reference therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

EXHIBIT C

OPINION OF JORDAN RITTER, ESQ.

[date]

UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

References to the Prospectus in this Exhibit B include any supplements thereto at the Closing Date.

1.	All of the issued and outstanding partnership interests of Essex Portfolio L.P. have been duly authorized and issued in accordance with the partnership agreement.

2.
To the best knowledge of such counsel, neither the Company nor any Subsidiary is in violation of its charter or by laws or any law, administrative regulation or administrative or court decree applicable to the Company or any Subsidiary or is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material existing instrument, except in each such case for such violations or defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

3.
Each of the partnership and joint venture agreements to which the Company or any of its Subsidiaries is a party, and which relates to real property described in the Registration Statement, the Basic Prospectus or the Prospectus, has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by bankruptcy and general equitable principles and except as would not, individually or in the aggregate, result in a Material Adverse Change; and the execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter or bylaws of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court order or decree, except for such breaches or defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

F-1

EXHIBIT D

OFFICERS’ CERTIFICATE

                Each of the undersigned, [name of CEO], President and Chief Executive Officer of Essex Property Trust, Inc., a Maryland corporation (the “Company”), and [name of CFO], Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 6(h) of that certain Underwriting Agreement dated [May 3, 2007] (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein, UBS Securities LLC, that as of [May 9, 2007]:

1.	[“He” / “She” / “He or she”] has reviewed the Registration Statement, each Basic Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraph (g) of Section 6 of the Underwriting Agreement have been met.

                Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

                In Witness Whereof, the undersigned have hereunto set their hands on this [May 9, 2007].

Name: [name of CEO] Title: President and Chief Executive Officer

Name: [name of CFO] Title: Chief Financial Officer

D-1